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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 1997

                             PRIME HOSPITALITY CORP.
             (Exact name of Registrant as specified in its charter)

                           COMMISSION FILE NO. 1-6869

                DELAWARE                             22-2640625
     (State or other jurisdiction of               (IRS employer
      incorporation or organization)             identification no.)

     700 ROUTE 46 EAST, FAIRFIELD, NEW JERSEY              07004
     (address of principal executive offices)           (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201)882-1010

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Item 5.    Other Events

         On July 25, 1997, Prime Hospitality Corp. announced that it had entered into a merger agreement with Homegate Hospitality, Inc. See Exhibit 1.


Item 7(c).  Exhibits

         1. Press Release, dated July 25, 1997, with respect to the merger agreement with Homegate Hospitality, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PRIME HOSPITALITY CORP.


Date:    July 28, 1997                 By: /s/ David A. Simon
                                           ------------------------------------
                                           David A. Simon
                                           President and Chief Executive Officer


Date:    July 28, 1997                 By: /s/ John M. Elwood
                                           ------------------------------------
                                           John M. Elwood, Executive Vice
                                           President and Chief Financial Officer

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